SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2007

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

001-3034	41-0448030
(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, MN	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-330-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Xcel Energy Inc. (Xcel Energy) is filing this Current Report on Form 8-K to update historical financial information included in Xcel Energy’s Annual Report on Form 10-K for the year ended December 31, 2006 (Form 10-K) to present PSR Investments, Inc. (PSRI), a wholly-owned subsidiary of Public Service Company of Colorado, as a discontinued operation.

As reported in Xcel Energy’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007 (Form 10-Q), Xcel Energy announced a settlement in principle with the United States government.  As a result of this proposed settlement and management’s decision to surrender all corporate-owned life insurance (COLI) policies, when the government has accepted the offer, all the amounts related to PSRI have been classified as discontinued operations.  Xcel Energy presented PSRI as discontinued operations in the consolidated financial statements in the Form 10-Q for all periods presented.

The following items of the Form 10-K are being adjusted retrospectively to reflect the presentation of PSRI as discontinued operations and are filed as Exhibit 99 to this Current Report on Form 8-K:

•                  Item 6 – Selected Financial Data

•                  Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations

•                  Item 7A – Quantitative and Qualitative Disclosures About Market Risk

•                  Item 8 – Financial Statements and Supplementary Data

•                  Exhibit 12.01 – Statement of Computation of Ratio of Earnings to Fixed Charges

These new presentations have no effect on Xcel Energy’s reported net income for any reporting period. The revised sections of the Form 10-K included in this Current Report on Form 8-K have not otherwise been updated for events occurring after the date of the consolidated financial statements, which were originally presented in the Form 10-K except for certain significant subsequent events included in Note 20 of Item 8 – Financial Statements and Supplementary Data. This Current Report on Form 8-K should be read in conjunction with the Form 10-K (except for Items 6, 7, 7A and 8, which are included in this Current Report on Form 8-K) and Xcel Energy’s other periodic reports on Form 10-Q and Form 8-K.

 Item 9.01. Financial Statements and Exhibits

(c) Exhibit

Exhibit No.	Description
23.01	Consent of Independent Registered Public Accounting Firm
99.01

Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised Quantitative and Qualitative Disclosure About Market Risk, and revised Financial Statements and Supplementary Data (Part II, Items 7, 7A and 8 of Xcel Energy’s Annual Report on Form
10-K for the year ended December 31, 2006).

12.01	Revised Computation of Ratio of Earnings to Fixed Charges previously included in Xcel Energy’s Annual Report on Form 10-K for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc. (a Minnesota Corporation)

/S/ BENJAMIN G.S. FOWKE III
Benjamin G.S. Fowke III
Vice President and Chief Financial Officer
August 8, 2007